SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.  20549

                              FORM 8-K

                            Current Report

                 Pursuant to Section 13 or 15 (d) of
                 The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) February 28, 1995

                  ADELPHIA COMMUNICATIONS CORPORATION
(Exact name of registrant as specified in its charter)

        Delaware          0-16014            23-2417713
      (State or other   (Commission        (IRS Employer
      jurisdiction of)  File Number)     Identification No.)

5 West Third Street - PO Box 472, Coudersport PA      16915
(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code (814) 274-9830





















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Item 5.    Other Events.

       On March 1, 1995, Adelphia Communications Corporation (the "Company) announced several related transactions between FPL Group, Inc. and its subsidiaries ("FPL Group") and the Company and its nonconsolidated joint venture, Olympus Communications, L.P., including the issuance of 1,000,000 shares of Class A Common Stock on February 28, 1995 to FPL Group at $15 per share. The Company issued a Press Release, dated March 1, 1995, a copy of which is attached hereto as Exhibit 99.01 and is incorporated by reference herein.














































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Item 7.     Financial Statements and Exhibits.

       (c)    The following exhibit is filed as part of this report on Form
              8-K,

                  Exhibit 99.01 Press Release by Adelphia Communications Corporation Dated March 1, 1995.















































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                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   March 6, 1995       ADELPHIA COMMUNICATIONS CORPORATION
                                                            (Registrant)

                                                      /s/ Timothy J. Rigas
                                                          Timothy J. Rigas
                                                          Senior Vice President







































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Exhibit Index


Exhibit No.          Description

Exhibit 99.01 Press Release by Adelphia Communications Corporation dated March 1, 1995.





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